UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2021
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.
On February 10, 2021, Under Armour, Inc. (“Under Armour”, or the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Under Armour has scheduled a conference call for 8:30 a.m. ET on February 10, 2021 to discuss its financial results.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 9, 2021, the Board of Directors (the “Board”) of the Company approved a change in the Company’s fiscal year end to March 31 from December 31, effective for the fiscal year beginning April 1, 2022 and ending March 31, 2023. The Company expects to file a transition report on Form 10-QT for the transition period from January 1, 2022 to March 31, 2022.
Additionally, on February 9, 2021, the Board approved and adopted amended and restated Bylaws (the “Bylaws”), effective immediately, to revise Article VII, Section 1 in its entirety to state that the fiscal year of the Company shall be fixed, and shall be subject to change, by the Board. The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws attached hereto as Exhibit 3.01 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
3.01	Amended and Restated Bylaws of Under Armour, Inc. (effective February 9, 2021).
99.1	Under Armour, Inc. press release announcing financial results for the fourth quarter and year ended December 31, 2020.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: February 10, 2021	By:
David E. Bergman
Chief Financial Officer